SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   F O R M 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)    May 2, 2003
                                                        ------------------------

                                NORTH BAY BANCORP
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             (Exact name of registrant as specified in its charter)


    California                        0-31080                    68-0434802
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)


1500 Soscol Avenue, Napa, California                             94559-3045
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code  (707) 257-8585
                                                   -----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

         (b)  Exhibits

              99.1 Press release announcing earnings for the quarter ended March 31, 2003.

Item 9.  Regulation FD Disclosure

Earnings Release. On May 2, 2003, North Bay Bancorp issued a press release announcing its earnings for the quarter ended March 31, 2003. A copy of the press release is attached to this Current Report as Exhibit 99.1 and incorporated into this report by reference. The information contained in this report on Form 8-K is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: May 5, 2003                NORTH BAY BANCORP



                                 /s/ Terry L. Robinson
                                 -----------------------------------------------
                                 Terry L. Robinson, President and Chief
                                 Executive Officer (Principal Executive Officer)